UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

Clearway Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Twelfth Supplemental Indenture

On November 21, 2019, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy LLC (“Clearway LLC”), the guarantors currently party to the 2024 Notes Indenture (defined below), Thermal Hawaii Development Holdings LLC (the “Guaranteeing Subsidiary”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the twelfth supplemental indenture (the “Twelfth Supplemental Indenture”), supplementing the indenture, dated as of August 5, 2014 (as amended or supplemented to the date hereof, the “2024 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $500,000,000 in aggregate principal amount of its 5.375% Senior Notes due 2024 (the “2024 Notes”).  Pursuant to the Twelfth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2024 Notes. Each of Clearway Operating LLC, Clearway LLC and the Guaranteeing Subsidiary are subsidiaries of Clearway Energy, Inc.

The foregoing description of the Twelfth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Twelfth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Eighth Supplemental Indenture

On November 21, 2019, Clearway Operating LLC, the guarantors currently party to the 2026 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the eighth supplemental indenture (the “Eighth Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (the “2026 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the Eighth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2026 Notes.

The foregoing description of the Eighth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Eighth Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Fourth Supplemental Indenture

On November 21, 2019, Clearway Operating LLC, the guarantors currently party to the 2025 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the fourth supplemental indenture (the “Fourth Supplemental Indenture”), supplementing the indenture, dated as of October 1, 2018 (the “2025 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $600,000,000 in aggregate principal amount of its 5.750% Senior Notes due 2025 (the “2025 Notes”).  Pursuant to the Fourth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2025 Notes.

The foregoing description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
4.1	Twelfth Supplemental Indenture, dated as of November 21, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).

4.2	Eighth Supplemental Indenture, dated as of November 21, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).

4.3	Fourth Supplemental Indenture, dated as of November 21, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

November 22, 2019

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